UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2008 (April 25, 2008)

MAKO Surgical Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-33966	20-1901148
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2555 Davie Road Fort Lauderdale, Florida	33317
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 927-2044

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 29, 2008, MAKO Surgical Corp. (the “Company”) issued a press release, furnished as Exhibit 99.1 and incorporated into this Form 8-K by reference, announcing its financial results for the first quarter ended March 31, 2008.

The information in this Form 8-K and the exhibit attached hereto pertaining to the Company’s financial results shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2008, the Compensation Committee (the “Committee”) of the Company’s Board of Directors (the “Board”) approved the terms and conditions set forth in the Employment Agreement (the “Agreement”) between the Company and Duncan Moffat, effective as of April 28, 2008 (the “Effective Date”). Also on April 25, 2008, the Board appointed Mr. Moffat to the newly created position of Senior Vice President of Operations of the Company with his duties to commence as of the Effective Date.

The Agreement provides for a one-year initial term of employment and for automatic renewal for successive one-year terms. Under the terms of the Agreement, Mr. Moffat will receive an annual base salary of $210,000 and will have the opportunity to earn an annual performance cash bonus based on his individual performance and the Company’s performance. Additionally, pursuant to the terms of the Agreement, as of the Effective Date, the Committee granted Mr. Moffat 100,000 incentive stock options to purchase shares of the Company’s common stock under the Company’s 2008 Omnibus Incentive Plan.

The Agreement also provides for reimbursement to Mr. Moffat of reasonable, preapproved relocation expenses in a total amount of up to $160,000. In the event that Mr. Moffat’s employment with the Company is terminated for any reason, other than good reason, during the first twenty-four months after the Effective Date, Mr. Moffat will be required to repay a prorated share of the relocation payments.

If Mr. Moffat’s employment with the Company is terminated without cause or if Mr. Moffat resigns for good reason, the Agreement provides for severance payments equal to six months of his annual base salary and the costs of continuation of his health benefits for six months.

The foregoing description of the terms and conditions of Mr. Moffat’s employment with the Company is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 10.1 to this Form 8-K and incorporated in its entirety by this reference.

Mr. Moffat, 47, served as VP Operations for the nuclear medicine business of Philips Medical Systems, a worldwide manufacturer of medical imaging equipment, from 2001 to 2008. From 1998 to 2001, Mr. Moffat served as Vice President of Operations for Lumisys, a start-up company providing digital x-ray products that was sold to Eastman Kodak in 2001. Beginning in 1982, Mr. Moffat held various positions with the Lucas companies, first with two Lucas affiliates in England, followed by a position as project manager with Lucas Control Systems Products, Hampton, Virginia, and then by a position as Director of Operations with Lucas Deeco Systems, Hayward, California, from 1995 to1998.

In connection with the appointment of Mr. Moffat as a Senior Vice President of the Company, the Company issued a press release on April 28, 2008, a copy of which is attached hereto as Exhibit 99.2.

On April 25, 2008, the Board and the Committee approved the following Company-wide performance measurements set forth on the 2008 MAKO Metrics Scorecard (the “2008 Scorecard”) to be used by the Company in determining and measuring its defined key business objectives for 2008 and by the Committee for purposes of determining performance-based compensation matters:

•	installations and customer acceptance of Tactile Guidance System™, or TGS™, units and achievement of revenue (including deferred revenue) for TGS units;

•	number of MAKOplasty® procedures performed and total MAKOplasty revenue;

•	market release of TGS versions 1.2 and 1.3 and on-going development of version 2.0;

•	commercialization and on-going development of MAKO-branded knee implant systems;

•	submission of peer-reviewed manuscripts for publication to validate the clinical value of MAKOplasty;

•	development of MAKOplasty Center of Excellence business case;

•	development of strategic business plan and five-year technology roadmap;

•	achievement of 2008 budget; and

•	continuation of company values and vision.

The Committee also approved, with certain modifications, renewal of the 2007 – 2008 Metrics Scorecard Cash Bonus Plan for 2008, to be used for the purpose of allocating annual performance bonuses to the Company’s management-level employees, including its executive officers, as measured against the Company’s attainment of the goals set forth on the 2008 Scorecard and the individual employee’s performance. A description of the 2007 – 2008 Metrics Scorecard Cash Bonus Plan is attached to this Form 8-K as Exhibit 10.2 and incorporated herein by this reference.

The Committee approved and adopted for use by the Company in connection with awards of equity to eligible participants under its 2008 Omnibus Incentive Plan the forms of Non-Qualified Stock Option Agreement and Restricted Stock Unit Agreement attached hereto as Exhibit 10.3 and Exhibit 10.4, respectively, and incorporated herein by this reference. The Committee also approved and adopted for use by the Company in connection with subscriptions under its 2008 Employee Stock Purchase Plan the form of Subscription Agreement attached hereto as Exhibit 10.5 and incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Employment Agreement between MAKO Surgical Corp. and Duncan Moffat, effective as of April 28, 2008

10.2	Summary of 2007 — 2008 Metrics Scorecard Cash Bonus Plan

10.3	Form of Non-Qualified Stock Option Agreement for awards under the MAKO Surgical Corp. 2008 Omnibus Incentive Plan

10.4	Form of Restricted Stock Unit Agreement for awards under the MAKO Surgical Corp. 2008 Omnibus Incentive Plan

10.5	Form of Subscription Agreement for subscriptions under the MAKO Surgical Corp. 2008 Employee Stock Purchase Plan

99.1	Press Release issued by MAKO Surgical Corp. on April 29, 2008

99.2	Press Release issued by MAKO Surgical Corp. on April 28, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAKO Surgical Corp.
Date: April 29, 2008	By:	/s/ Menashe R. Frank

Menashe R. Frank, Senior Vice President, General Counsel and Secretary